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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 15, 2000
                Date of Report (Date of earliest event reported)


                                 MASCOTECH, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                            001-12068                           38-251395

  (State or other jurisdiction of          (Commission file number)                (I.R.S. Employer
   incorporation or organization)                                                Identification No.)

                   21001 Van Born Road, Taylor, Michigan 48180
                    (Address of principal executive offices)

                                 (313) 792-6237
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 2.         Acquisition or Disposition of Assets.

     On December 15, 2000, MascoTech, Inc., a Delaware corporation (the "Company"), consummated the acquisition of Simpson Industries, Inc., a Michigan corporation ("Simpson"), from the stockholders of Simpson pursuant to an Agreement and Plan of Merger (the "Merger Agreement') dated as of September 29, 2000, as modified by the Assignment Agreement dated as of December 15, 2000.

     The value of the transaction was $365.0 million. The Company financed the acquisition with bank borrowings, equity financing and an accounts receivable securitization.

     Simpson Industries supplies powertrain and chassis products to original equipment manufacturers in the worldwide automotive and truck engine markets. Simpson's products are focused in three groups: noise, vibration and harshness, wheel-end suspension, and modular engine assemblies. Simpson's manufacturing units are located in the United States, Canada, Mexico, Brazil, England, India, France, Spain and South Korea.

Item 7.  Financial Statements And Exhibits.

     (a) Financial Statements of Business Acquired

     As of the date of filing of this Current Report on Form 8-K/A, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K/A no later than 60 days after December 15, 2000.

     (b) Pro Forma Financial Information

     As of the date of filing of this Current Report on Form 8-K/A, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this form 8-K/A no later than 60 days after December 15, 2000.

     (c) Exhibits. The following exhibits are filed herewith:

  Exhibit No.             Description

     (99.1) Agreement and Plan of Merger dated September 29, 2000 (as modified by an Assignment Agreement dated as of December 15, 2000 by and between Simmer Acquisition Company LLC and Metalync Company LLC, a wholly owned subsidiary of MascoTech, Inc.)

     (99.2) Press Release dated December 15, 2000*

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*    Incorporated by reference to the Form 8-K filed by MascoTech, Inc. on
     December 18, 2000.
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 27, 2000

                   MASCOTECH, INC.


                   By:    /s/ David B. Liner
                          -------------------------------------------------
                          David B. Liner
                          Vice President and General Counsel


EXHIBIT INDEX


     99.1 Agreement and Plan of Merger dated September 29, 2000 (as modified by an Assignment Agreement dated as of December 15, 2000 by and between Simmer Acquisition Company LLC and Metalync Company LLC, a wholly owned subsidiary of MascoTech, Inc.)

     99.2 Press Release dated December 15, 2000*



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*    Incorporated by reference to the Form 8-K filed by MascoTech, Inc. on
     December 18, 2000.